HIGH INCOME

                             ---------------------

                             Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                              Annual Report
                                                              September 30, 2002

High Income
Opportunity
Fund Inc.

[PHOTO OMITTED]

R. JAY
GERKEN

Chairman

Dear Shareholder,

Enclosed herein is the annual report for the High Income Opportunity Fund Inc. ("Fund") for the year ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review(1)

During the year ended September 30, 2002, the Fund distributed dividends to shareholders totaling $0.75 per share. The table on the following page shows the annualized distribution rate and twelve-month total return based on the Fund's September 30, 2002 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(2)

----------
(1)   Past performance is not indicative of future results.
(2) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund's market
      (NYSE) price as determined by supply of and demand for the Fund's shares.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

           Price                   Annualized                 Twelve-Month
         Per Share            Distribution Rate(3)           Total Return(3)
         ---------            --------------------           ---------------

        $6.10 (NAV)                  11.21%                      (4.85)%
        $6.00 (NYSE)                 11.40%                      (8.20)%

The Fund's Lipper Inc. ("Lipper")(4) peer group of high current yield closed-end funds returned negative 6.25% based on NAV for the year ended September 30, 2002.

Investment Strategy

The Fund's primary investment objective is high current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its net assets, plus any borrowings for investment purposes in high-yielding corporate debt securities and preferred stock.

Portfolio Manager Market Overview

The high-yield(5) market experienced a volatile fiscal year as weak equity markets, conflicting economic data, corporate scandals, accounting restatements, profit warnings, large changes in mutual fund flows and Iraq weighed heavily on the market.

After declining 7.2% in September 2001, the high-yield market, as measured by the Salomon Smith Barney High-Yield Market Index ("SSB High-Yield Market Index"),(6) rebounded in the six months ended March 31, 2002 as investor

----------
(3) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market price noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.0570 for 12 months. This rate is as of September 30, 2002 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market price during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment.
(4) Lipper is an independent mutual-fund tracking organization. Average annual returns are based on the year ended September 30, 2002, calculated among seven funds in the high current yield closed-end funds category.
(5) Investments in high-yield securities, commonly known as "junk bonds," involve a greater risk of loss than an investment in investment-grade securities and are considered speculative.
(6) The SSB High-Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
2                                             2002 Annual Report to Shareholders
sentiment stabilized, mutual-fund flows again turned positive with $7.5 billion of inflows, and economic conditions appeared to be improving. Strong U.S. Treasury security gains, bargain hunters in search of oversold credits, and the reversal of mutual-fund flows to $4.7 billion of inflows compared to almost $2 billion in redemptions in September contributed to the market rally.

During early 2002, the market struggled higher as encouraging economic data, strong equity markets and large mutual-fund inflows were offset by increased volatility caused by Enron's collapse and the related accounting concerns, as well as more downgrades by the rating agencies. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the high-grade market to reprice lower and prompting large mutual fund outflows as investors fled riskier securities. In addition, new economic data sparked concerns that a recovery would be slower than expected.

In June, WorldCom disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high-yield market of 8.81% as measured by the SSB High-Yield Market Index. The decline culminated with the arrest of senior Adelphia Communications executives, WorldCom's Chapter 11 bankruptcy and the passing of the August 14th financial-certification deadline without additional surprises.

More positive economic data, lower volatility in the equity markets, and a reversal of fund flows to net inflows propelled the high-yield market higher in the second half of August. These gains continued into September until weak economic numbers, third-quarter earnings warnings and the potential conflict with Iraq pressured the high-yield market lower.

Portfolio Manager Market and Fund Outlook

Going forward, we believe valuations in the market continue to appear attractive at yields in excess of 13%, yet we remain somewhat cautious as we feel that several factors, including (i) high global default rates, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility could dampen positive momentum. In light of these conditions, we are focusing on selected opportunities in the single-B sector that present compelling risk/reward profiles. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment-grade/high-yield) bonds.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

Looking for Additional Information?

The High Income Opportunity Fund Inc. is traded on the New York Stock Exchange under the symbol "HIO." Daily closing prices are available online under symbol XHIOX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.

Thank you for your investment in the High Income Opportunity Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken                      /s/ Peter Wilby, CFA

R. Jay Gerken                          Peter Wilby, CFA
Chairman                               Vice President and
                                       Investment Officer

/s/ Beth Semmel

Beth Semmel, CFA
Vice President and
Investment Officer

October 17, 2002

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 6 through 20 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of September 30, 2002 and are subject to change.


--------------------------------------------------------------------------------
4                                             2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 95.6%
Aerospace -- 1.2%
    175,000       B-     Argo-Tech Corp., Company Guaranteed,
                           8.625% due 10/1/07                                                 $    137,375
                         BE Aerospace, Inc., Sr. Sub. Notes, Series B:
  1,375,000       B        8.000% due 3/1/08                                                       990,000
    800,000       B        8.875% due 5/1/11                                                       588,000
  1,600,000       B-     Dunlop Standard Aerospace Holdings, Sr. Notes,
                           11.875% due 5/15/09                                                   1,632,000
  1,735,000       CCC+   Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                        1,188,475
    525,000       B-     Transdigm Inc., Company Guaranteed,
                           10.375% due 12/1/08                                                     540,750
----------------------------------------------------------------------------------------------------------
                                                                                                 5,076,600
----------------------------------------------------------------------------------------------------------
Airlines -- 1.9%
  1,745,000       B      Air Canada, Sr. Notes, 10.250% due 3/15/11                                959,750
  9,956,016       CCC    Airplanes Pass-Through Trust, Company Guaranteed,
                           Series D, 10.875% due 3/15/12                                           497,801
                         Continental Airlines, Inc. Pass-Through Certificates:
    666,127       BBB-     Series 00-2, 8.312% due 4/2/11                                          470,720
  1,555,000       BBB-     Series 99-2, 7.434% due 9/15/04                                       1,256,914
  2,380,000       BB-      Series D, 7.568% due 12/1/06                                          1,562,427
                         United Air Lines Pass-Through Certificates:
    962,969       BB-      Series 00-1, 8.030% due 7/1/11                                          582,707
  2,268,135       BB       Series 00-2, 7.811% due 10/1/09                                       1,374,138
                           Series 01-1:
  1,045,000       B+         6.831% due 9/1/08                                                     531,759
    460,000       BB+        6.932% due 9/1/11                                                     278,749
    935,197       BBB+   US Airways Pass-Through Trust, Series 99-1,
                           8.360% due 1/20/19++                                                    800,583
----------------------------------------------------------------------------------------------------------
                                                                                                 8,315,548
----------------------------------------------------------------------------------------------------------
Auto Manufacturing/Vehicle Parts -- 3.6%
    350,000       Ba3*   American Axle & Manufacturing Inc., Company Guaranteed,
                           9.750% due 3/1/09                                                       372,750
    695,000       Ba2*   Arvin Capital I, Company Guaranteed, 9.500% due 2/1/27                    702,498
                         Collins & Aikman Products Co., Company Guaranteed:
    520,000       B        11.500% due 4/15/06                                                     475,800
  1,545,000       B        10.750% due 12/31/11                                                  1,483,200
  1,695,000       BBB    Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27                     1,770,192
                         Dana Corp.:
  1,925,000       BB       Notes, 6.500% due 3/1/09                                              1,650,687
    875,000       BB       Sr. Notes, 10.125% due 3/15/10 (b)                                      857,500
    405,000       B-     Eagle-Picher Industries, Inc., Company Guaranteed,
                           9.375% due 3/1/08                                                       309,825
                         Foamex L.P., Company Guaranteed:
    880,000       B-       9.875% due 6/15/07                                                      677,600
    870,000       B        10.750% due 4/1/09 (b)                                                  787,350

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Auto Manufacturing/Vehicle Parts -- 3.6% (continued)
  5,550,000       BBB    Ford Motor Co., Notes, 7.450% due 7/16/31                            $  4,579,533
    175,000       Caa3*  LDM Technologies Inc., Company Guaranteed, Series B,
                           10.750% due 1/15/07                                                     133,875
  1,035,000       BB     Navistar International, Company Guaranteed, Series B,
                           9.375% due 6/1/06                                                       988,425
     45,000       B-     Prestolite Electric Inc., Company Guaranteed,
                           9.625% due 2/1/08                                                        31,669
    885,000       B      Stanadyne Automotive Corp., Company Guaranteed,
                           Series B, 10.250% due 12/15/07                                          711,319
----------------------------------------------------------------------------------------------------------
                                                                                                15,532,223
----------------------------------------------------------------------------------------------------------
Building Products -- 2.0%
    560,000       B3*    Amatek Industries Property Ltd., Sr. Sub. Notes,
                           12.000% due 2/15/08                                                     618,100
    435,000       B      Associated Materials Inc., Sr. Sub. Notes,
                           9.750% due 4/15/12 (b)                                                  448,050
  1,745,000       B-     Atrium Cos., Inc., Company Guaranteed, Series B,
                           10.500% due 5/1/09                                                    1,703,556
  3,290,000       B+     Louisiana Pacific Corp., Sr. Sub. Notes,
                           10.875% due 11/15/08                                                  3,438,050
  2,185,000       B-     Nortek Inc., Sr. Sub. Notes, Series B, 9.875% due 6/15/11               2,130,375
----------------------------------------------------------------------------------------------------------
                                                                                                 8,338,131
----------------------------------------------------------------------------------------------------------
Cable and Media -- 10.4%
  2,710,000       Ca*    Adelphia Communications Corp., Sr. Discount Notes,
                           Series B, zero coupon due 1/15/08 (c)                                   460,700
                          Charter Communications Holdings LLC:
                           Sr. Discount Notes:
 10,855,000       B-         Step bond to yield 12.087% due 1/15/10                              4,559,100
  2,735,000       B-         Step bond to yield 11.668% due 1/15/11                                970,925
  2,200,000       B-         Step bond to yield 11.757% due 5/15/11                                781,000
                           Sr. Notes:
  2,600,000       B-         10.750% due 10/1/09                                                 1,651,000
  1,680,000       B-         11.125% due 1/15/11                                                 1,066,800
                         CSC Holdings Inc.:
  2,425,000       BB-      Debentures, 7.625% due 7/15/18                                        1,855,125
                           Series B:
  1,200,000       BB-        8.125% due 7/15/09                                                    990,000
    700,000       BB-        7.625% due 4/1/11                                                     560,000
  1,025,000       BB-      Sr. Notes, 7.875% due 12/15/07                                          850,750
                           Sr. Sub. Debentures:
  3,955,000       B+         10.500% due 5/15/16                                                 3,084,900
    975,000       B+         9.875% due 4/1/23                                                     716,624
                         EchoStar Broadband Corp., Sr. Notes:
  3,495,000       B        10.375% due 10/1/07                                                   3,477,525
  3,045,000       B+       9.125% due 1/15/09 (b)                                                2,877,525
  2,830,000       B+       9.375% due 2/1/09                                                     2,730,950

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Cable and Media -- 10.4% (continued)
  3,602,000       B-     Emmis Escrow Co., Sr. Discount Notes,
                           step bond to yield 12.307% due 3/15/11                             $  2,719,510
  2,630,000       B-     Insight Communications Co., Inc., Sr. Discount Notes,
                           step bond to yield 13.766% due 2/15/11                                  973,100
  3,140,000       B-     LIN Holdings Corp., Sr. Discount Notes,
                           step bond to yield 13.577% due 3/1/08                                 3,116,450
                         Paxson Communications Corp., Company Guaranteed:
  1,365,000       B-       10.750% due 7/15/08                                                   1,085,175
  1,370,000       B-       Step bond to yield 12.309% due 1/15/09                                  609,650
                         Pegasus Communications Corp:
    870,000       CCC+     Sr. Discount Notes, step bond to yield
                             19.102% due 3/1/07                                                    221,850
                           Sr. Notes, Series B:
    175,000       CCC+       9.625% due 10/15/05                                                    79,625
    710,000       CCC+       9.750% due 12/1/06                                                    323,050
  4,500,000       BB-    Rogers Cablesystems, Ltd., Company Guaranteed,
                           11.000% due 12/1/15                                                   4,657,500
  1,235,000       B      Sinclair Broadcast Group, Inc., Company Guaranteed,
                           8.750% due 12/15/11 (b)                                               1,281,312
    850,000       B-     Spanish Broadcasting Systems, Inc., Company
                           Guaranteed, 9.625% due 11/1/09                                          871,250
  2,575,000       BBB+   Time Warner Inc., Company Guaranteed,
                           6.625% due 5/15/29                                                    1,959,974
----------------------------------------------------------------------------------------------------------
                                                                                                44,531,370
----------------------------------------------------------------------------------------------------------
Chemicals -- 5.3%
  1,020,000       Ba2*   Airgas, Inc., Company Guaranteed, 9.125% due 10/1/11                    1,087,575
  1,720,000       B-     Avecia Group PLC, Company Guaranteed,
                           11.000% due 7/1/09                                                    1,659,800
                         Huntsman ICI Holdings LLC:
 19,410,000       B-       Sr. Discount Notes, zero coupon bond to yield
                             13.108% due 12/31/09                                                4,367,250
    870,000       B        Sr. Notes, 9.875% due 3/1/09 (b)                                        874,350
  1,750,000       Ba1*   IMC Global Inc., Company Guaranteed, Series B,
                           11.250% due 6/1/11                                                    1,890,000
                         ISP Holdings Inc., Series B:
  1,750,000       BB-      Company Guaranteed, 10.250% due 7/1/11                                1,750,000
  1,715,000       B+       Secured Notes, 10.625% due 12/15/09                                   1,552,075
  1,745,000       BB     Lyondell Chemical Co., Secured Notes,
                           11.125% due 7/15/12                                                   1,683,925
  2,560,000(EUR)  B+     Messer Griesheim Holdings AG, Sr. Notes,
                           10.375% due 6/1/11                                                    2,561,672
    700,000       BBB-   Methanex Corp., Sr. Notes, 8.750% due 8/15/12                             728,000
  1,030,000       B      OM Group, Inc., Company Guaranteed,
                           9.250% due 12/15/11                                                   1,019,700

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Chemicals -- 5.3% (continued)
    170,000       BB-    Terra Capital Inc., Company Guaranteed,
                           12.875% due 10/15/08                                               $    175,950
  2,395,000       B      Terra Industries Inc., Sr. Notes, Series B,
                           10.500% due 6/15/05                                                   2,071,675
  1,920,000       CCC+   Texas Petrochemical Corp., Sr. Sub. Notes,
                           11.125% due 7/1/06                                                    1,219,200
----------------------------------------------------------------------------------------------------------
                                                                                                22,641,172
----------------------------------------------------------------------------------------------------------
 Conglomerate/Diversified Manufacturer -- 0.4%
  2,680,000       CCC+   Park-Ohio Industries, Inc., Sr. Sub. Notes,
                           9.250% due 12/1/07                                                    1,862,600
----------------------------------------------------------------------------------------------------------
Consumer Products/Tobacco -- 2.8%
    700,000       B+     AKI, Inc., Sr. Notes, 10.500% due 7/1/08                                  675,500
    175,000       B-     Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                    151,375
  2,920,000       BB     Hasbro Inc., Debentures, 6.600% due 7/15/28                             2,263,000
    880,000       B      Herbalife International, Inc., Sr. Sub. Notes,
                           11.750% due 7/15/10 (b)                                                 805,200
  1,380,000       Aa2*   Pennzoil - Quaker State Co., Company Guaranteed,
                           10.000% due 11/1/08                                                   1,640,475
  1,400,000       CCC    Remington Product Co. LLC, Sr. Notes, Series D,
                           11.000% due 5/15/06                                                   1,141,000
  1,410,000       B-     Revlon Consumer Products Corp., Company Guaranteed,
                           12.000% due 12/1/05                                                   1,276,050
                         Salton Inc.:
    185,000       B        Company Guaranteed, 10.750% due 12/15/05                                171,125
  1,450,000       B        Sr. Sub. Notes, 12.250% due 4/15/08                                   1,370,250
    215,000       B-     Sealy Mattress Co., Company Guaranteed, Series B,
                           step bond to yield 10.258% due 12/15/07                                 183,825
  1,395,000       BB-    Sola International Inc., Notes, 6.875% due 3/15/08                      1,253,470
  1,075,000       BB     Standard Commercial Tobacco Co., Inc.,
                           Company Guaranteed, 8.875% due 8/1/05                                 1,101,875
----------------------------------------------------------------------------------------------------------
                                                                                                12,033,145
----------------------------------------------------------------------------------------------------------
Containers -- 2.6%
  3,420,000       BB     Owens-Brockway Glass Container, Inc., Company
                           Guaranteed, 8.875% due 2/15/09                                        3,454,200
  3,065,000       B+     Owens-Illinois, Inc., Sr. Notes, 7.150% due 5/15/05                     2,819,800
    245,000       B-     Pliant Corp., Company Guaranteed, 13.000% due 6/1/10                      233,975
    450,000       B-     Radnor Holdings Inc., Company Guaranteed, Series B,
                           10.000% due 12/1/03                                                     407,250
  1,550,000       BBB    Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)                         1,230,435
  1,790,000       B-     Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                           10.500% due 9/1/03                                                    1,584,150
  1,385,000       B-     Tekni-Plex Inc., Company Guaranteed, Series B,
                           12.750% due 6/15/10                                                   1,364,225
----------------------------------------------------------------------------------------------------------
                                                                                                11,094,035
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Electronics/Info/Data Tech -- 3.6%
  1,980,000       B3*    Amkor Technologies Inc., 5.000% due 3/15/07                          $    579,150
  1,885,000       BBB-   Arrow Electronic Inc., Debentures, 6.875% due 6/1/18                    1,588,216
  2,555,000       Ba2*   Celestica International Inc.,
                           zero coupon bond to yield 15.090% due 8/1/20                          1,092,262
  2,765,000       Ba3*   LSI Logic Corp., Notes, 4.000% due 2/15/05                              2,326,056
  2,820,000       B3*    Nortel Networks Ltd., Notes, 6.125% due 2/15/06                           987,000
  1,965,000       B      Per-Se Technologies Inc., Company Guaranteed, Series B,
                           9.500% due 2/15/05                                                    1,861,837
  4,405,000       Ba3*   Sanmina Co., zero coupon bond to yield
                           9.539% due 9/12/20                                                    1,431,625
    391,000       BB     Solectron Corp., zero coupon bond to yield
                           13.683% due 5/8/20                                                      228,246
  2,060,000       Baa2*  Thomas & Betts Corp., Medium-Term Notes,
                           6.625% due 5/7/08                                                     1,926,034
  2,425,000       B-     TriQuint Semiconductor, Inc., Sub. Notes,
                           4.000% due 3/1/07                                                     1,815,719
  2,185,000       B3*    Vitesse Semiconductor Corp., 4.000% due 3/15/05                         1,581,394
----------------------------------------------------------------------------------------------------------
                                                                                                15,417,539
----------------------------------------------------------------------------------------------------------
Energy -- 6.2%
  1,540,000       BB     Compagnie Generale De Geophysique, Sr. Notes,
                           10.625% due 11/15/07                                                  1,445,675
    520,000       B      Denbury Management, Inc., Company Guaranteed,
                           9.000% due 3/1/08                                                       522,600
  1,400,000       BB-    El Paso Energy Partners L.P., Company Guaranteed,
                           8.500% due 6/1/11 (b)                                                 1,337,000
  3,640,000       B+     Forest Oil Corp., Company Guaranteed,
                           10.500% due 1/15/06                                                   3,894,800
  1,250,000       B      Houston Exploration Co., Sr. Sub. Notes, Series B,
                           8.625% due 1/1/08                                                     1,290,625
  2,075,000       BB-    Leviathan Gas Pipeline Partners, L.P., Company
                           Guaranteed, Series B, 10.375% due 6/1/09                              2,126,875
    875,000       B+     Magnum Hunter Resource, Inc., Company Guaranteed,
                           9.600% due 3/15/12                                                      914,375
    515,000       B-     Mission Resources Corp., Company Guaranteed, Series C,
                           10.875% due 4/1/07                                                      357,925
  1,400,000       B+     Nuevo Energy Co., Sr. Sub. Notes, Series B,
                           9.500% due 6/12/08                                                    1,396,500
    865,000       BB+    Ocean Energy, Inc., Company Guaranteed, Series B,
                           8.375% due 7/1/08                                                       923,388
    410,000       B-     Parker Drilling Co., 5.500% due 8/1/04                                    365,925
    875,000       B      Plains Exploration & Product Co., Sr. Sub. Notes,
                           8.750% due 7/1/12 (b)                                                   879,375
                         Pogo Producing Co., Sr. Sub. Notes, Series B:
    345,000       BB       10.375% due 2/15/09                                                     375,188
    520,000       BB       8.250% due 4/15/11                                                      546,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Energy -- 6.2% (continued)
  1,890,000       BB     Pride International, Inc., Sr. Notes, 10.000% due 6/1/09             $  2,050,650
  1,690,000       CCC    Ram Energy, Inc., Sr. Notes, 11.500% due 2/15/08                          511,225
    750,000       B-     Range Resources Corp., Company Guaranteed,
                           8.750% due 1/15/07                                                      753,750
    865,000       BB-    Sesi, LLC, Company Guaranteed, 8.875% due 5/15/11                         875,812
  1,985,000       B+     Stone Energy Corp., Company Guaranteed,
                           8.750% due 9/15/07                                                    2,074,325
    700,000       B      Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                       679,000
  1,225,000       B      Tesoro Petroleum Corp., Sr. Sub. Notes,
                           9.625% due 4/1/12 (b)                                                   692,125
    525,000       NR     Trico Marine Services, Sr. Notes, 8.875% due 5/15/12 (b)                  454,125
                         Vintage Petroleum Inc.:
  1,210,000       BB-      Sr. Notes, 8.250% due 5/1/12 (b)                                      1,240,250
                           Sr. Sub. Notes:
    395,000       B          9.750% due 6/30/09                                                    406,850
    350,000       B          7.875% due 5/15/11                                                    334,250
----------------------------------------------------------------------------------------------------------
                                                                                                26,448,613
----------------------------------------------------------------------------------------------------------
Finance - Other -- 3.3%
    715,000       B3*    Bay View Capital Corp., Sub. Notes, 9.125% due 8/15/07                    736,450
 11,862,000       NR     Finova Group Inc., Notes, 7.500% due 11/15/09                           3,677,220
  1,680,000       Ba1*   Markel Capital Trust I, Company Guaranteed, Series B,
                           8.710% due 1/1/46                                                     1,347,703
  5,500,000       B3*    Ocwen Capital Trust I Corp., Company Guaranteed,
                           10.875% due 8/1/27                                                    4,207,500
  2,600,000       B1*    Ocwen Financial Corp., Notes, 11.875% due 10/1/03                       2,613,000
    375,000(EUR)  CCC+   Ono Finance PLC, Sr. Notes, 14.000% due 7/15/10                            81,576
  1,050,000       B      Penhall International Corp., Company Guaranteed,
                           12.000% due 8/1/06                                                      719,250
  1,050,000       BB+    PXRE Capital Trust I Corp., Company Guaranteed,
                           8.850% due 2/1/27                                                       758,895
----------------------------------------------------------------------------------------------------------
                                                                                                14,141,594
----------------------------------------------------------------------------------------------------------
Food Process/Beverages/Bottling -- 2.2%
                         Aurora Foods, Inc., Sr. Sub. Notes, Series B:
  4,120,000       CCC      9.875% due 2/15/07                                                    2,492,600
  1,420,000       CCC      8.750% due 7/1/08                                                       818,275
    875,000       B+     Cott Beverages Inc., Company Guaranteed,
                           8.000% due 12/15/11                                                     901,250
    995,000       BB-    Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                            887,911
    880,000       B+     Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11                        479,600
  1,635,000       B2*    Michael Foods, Inc., Sr. Sub. Notes, Series B,
                           11.750% due 4/1/11                                                    1,806,675
    705,000       CCC    Mrs. Fields' Original Cookies, Inc., Company Guaranteed,
                           Series B, 10.125% due 12/1/04                                           453,845

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Food Process/Beverages/Bottling -- 2.2% (continued)
    620,000       B-     Packaged Ice Inc., Company Guaranteed, Series B,
                           9.750% due 2/1/05                                                  $    486,700
  1,000,000       BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28                             1,044,310
----------------------------------------------------------------------------------------------------------
                                                                                                 9,371,166
----------------------------------------------------------------------------------------------------------
Gaming -- 4.3%
  1,360,000       B-     Alliance Gaming Corp., Company Guaranteed, Series B,
                           10.000% due 8/1/07                                                    1,414,400
    870,000       B      Ameristar Casinos, Inc., Company Guaranteed,
                           10.750% due 2/15/09                                                     959,175
    625,000       B+     Horseshoe Gaming Holding Corp., Company Guaranteed,
                           Series B, 8.625% due 5/15/09                                            656,250
                         Mandalay Resort Group:
    700,000       BB-      Sr. Sub. Debentures, 7.625% due 7/15/13                                 658,000
  1,725,000       BB-      Sr. Sub. Notes, Series B, 10.250% due 8/1/07                          1,867,313
                         MGM MIRAGE, Company Guaranteed:
    875,000       BB+      9.750% due 6/1/07                                                       955,938
  2,050,000       BB+      8.375% due 2/1/11                                                     2,132,000
                         Park Place Entertainment Corp., Sr. Sub. Notes:
  1,325,000       BB+      8.875% due 9/15/08                                                    1,394,562
  2,545,000       BB+      8.125% due 5/15/11                                                    2,608,625
  1,780,000       B+     Station Casinos, Inc., Sr. Sub. Notes, 8.875% due 12/1/08               1,842,300
    975,000       B+     Sun International Hotels, Ltd., Company Guaranteed,
                           8.625% due 12/15/07                                                   1,015,219
  2,990,000       B-     Venetian Casino Resort LLC, Second Mortgage Notes,
                           11.000% due 6/15/10 (b)                                               2,945,150
----------------------------------------------------------------------------------------------------------
                                                                                                18,448,932
----------------------------------------------------------------------------------------------------------
Healthcare -- 2.1%
    640,000       B-     Alaris Medical Systems, Company Guaranteed,
                           9.750% due 12/1/06                                                      616,000
    525,000       B2*    Extendicare Health Services Inc., Sr. Notes,
                           9.500% due 7/1/10 (b)                                                   532,875
  1,755,000       B3*    Hanger Orthopedic Group, Sr. Sub. Notes,
                           11.250% due 6/15/09                                                   1,825,200
  1,930,000       Ca*    Magellan Health Services, Inc., Sr. Sub. Notes,
                           9.000% due 2/15/08                                                      434,250
    475,000       B      Physician Sales and Service, Company Guaranteed,
                           8.500% due 10/1/07                                                      467,875
  2,520,000       B      Total Renal Care Holdings, 7.000% due 5/15/09                           2,469,600
  1,730,000       B-     Universal Hospital Services, Sr. Notes, 10.250% due 3/1/08              1,660,800
    325,000       B+     US Oncology Inc., Company Guaranteed,
                           9.625% due 2/1/12                                                       323,375
    825,000       B-     Vanguard Health Systems, Company Guaranteed,
                           9.750% due 8/1/11                                                       816,750
----------------------------------------------------------------------------------------------------------
                                                                                                 9,146,725
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Home Builders -- 2.6%
    875,000       BB     Beazer Homes USA, Inc., Company Guaranteed,
                           8.625% due 5/15/11                                                 $    883,750
                         D.R. Horton Inc.:
  1,140,000       Ba1*     Company Guaranteed, 8.000% due 2/1/09                                 1,122,900
    910,000       Ba2*     Sr. Sub. Notes, 9.375% due 3/15/11                                      880,425
  1,350,000       BB-    KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                             1,377,000
  1,490,000       BB+    Lennar Corp., Company Guaranteed, Series B,
                           9.950% due 5/1/10                                                     1,624,100
  1,015,000       B1*    Meritage Corp., Company Guaranteed, 9.750% due 6/1/11                   1,022,613
    650,000       BB+    The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                      698,750
  1,715,000       Ba2*   Schuler Homes, Company Guaranteed, 10.500% due 7/15/11                  1,723,575
                         Standard Pacific Corp.:
  1,140,000       BB       Sr. Notes, 8.500% due 4/1/09                                          1,114,350
    875,000       Ba3*     Sr. Sub. Notes, 9.250% due 4/15/12                                      831,250
----------------------------------------------------------------------------------------------------------
                                                                                                11,278,713
----------------------------------------------------------------------------------------------------------
Industrial - Other -- 1.3%
                         American Greetings Corp.:
  1,220,000       BBB-     Notes, 6.100% due 8/1/28                                              1,110,200
    790,000       BB+      Sr. Sub. Notes, 11.750% due 7/15/08                                     861,100
  1,235,000       CCC+   Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                        988,000
  1,500,000       B      Flowserve Corp., Company Guaranteed,
                           12.250% due 8/15/10                                                   1,552,500
    350,000       B      The Hockey Co./ Sport Maska Inc., Units,
                           11.250% due 4/15/09                                                     337,750
    885,000       CCC+   Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                    606,225
----------------------------------------------------------------------------------------------------------
                                                                                                 5,455,775
----------------------------------------------------------------------------------------------------------
Leisure -- 2.5%
                         AMC Entertainment Inc., Sr. Sub. Notes:
  2,670,000       CCC+     9.500% due 3/15/09                                                    2,336,250
  1,175,000       CCC+     9.500% due 2/1/11                                                     1,028,125
    660,000       CCC    Imax Corp., Sr. Notes, 7.875% due 12/1/05                                 465,300
  2,795,000       B+     Intrawest Corp., Sr. Notes, 10.500% due 2/1/10                          2,864,875
  5,110,000       B      Premier Parks Inc., Sr. Discount Notes, step bond to yield
                           11.213% due 4/1/08                                                    4,215,750
----------------------------------------------------------------------------------------------------------
                                                                                                10,910,300
----------------------------------------------------------------------------------------------------------
Lodging -- 1.8%
  1,550,000       B1*    Courtyard By Marriott II, Sr. Notes, Series B,
                           10.750% due 2/1/08                                                    1,561,625
  1,475,000       BBB-   Hilton Hotels, Sr. Notes, 7.950% due 4/15/07                            1,536,971
  1,850,000       BB-    HMH Properties, Inc., Company Guaranteed, Series A,
                           7.875% due 8/1/05                                                     1,794,500
  2,920,000       BB-    Host Marriott L.P., Company Guaranteed, Series I,
                           9.500% due 1/15/07                                                    2,927,300
----------------------------------------------------------------------------------------------------------
                                                                                                 7,820,396
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Machinery -- 1.1%
                         Case Corp., Notes:
  1,050,000       BB       7.250% due 8/1/05                                                  $    940,454
    435,000       BB       6.750% due 10/21/07                                                     339,991
  1,970,000       B3*    Columbus McKinnon Corp., Company Guaranteed,
                           8.500% due 4/1/08                                                     1,644,950
  1,100,000(EUR)  B+     The Manitowoc Co., Inc., Company Guaranteed,
                           10.375% due 5/15/11                                                   1,097,612
    690,000       B+     NMHG Holding Co., Company Guaranteed,
                           10.000% due 5/15/09                                                     700,350
----------------------------------------------------------------------------------------------------------
                                                                                                 4,723,357
----------------------------------------------------------------------------------------------------------
Metals/Mining/Steel -- 1.3%
  1,790,000       BB     Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                        1,924,250
  1,710,000       BBB-   Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                        1,742,300
  1,210,000       B      Ucar Finance Inc., Company Guaranteed,
                           10.250% due 2/15/12                                                   1,155,550
    880,000       CCC+   WCI Steel Inc., Sr. Notes, Series B, 10.000% due 12/1/04                  312,400
    535,000       BB-    Wolverine Tube Inc., Company Guaranteed,
                           10.500% due 4/1/09                                                      510,925
----------------------------------------------------------------------------------------------------------
                                                                                                 5,645,425
----------------------------------------------------------------------------------------------------------
Paper and Forest Products -- 3.6%
  1,730,000       BBB-   Bowater Canada Finance Corp., Company Guaranteed,
                           7.950% due 11/15/11                                                   1,726,774
                         Buckeye Technologies Inc., Sr. Sub. Notes:
    875,000       B+       9.250% due 9/15/08                                                      730,625
  2,930,000       B+       8.000% due 10/15/10                                                   2,212,150
  3,395,000       BB+    Georgia-Pacific Corp., Notes, 7.500% due 5/15/06                        2,820,379
  1,875,000       B      MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (b)                 1,860,938
    525,000       B+     Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                      496,125
  5,160,000       B      Stone Container Finance Corp., Company Guaranteed,
                           11.500% due 8/15/06 (b)                                               5,418,000
----------------------------------------------------------------------------------------------------------
                                                                                                15,264,991
----------------------------------------------------------------------------------------------------------
Publishing -- 2.6%
    875,000       B+     Garden State Newspapers, Inc., Sr. Sub. Notes, Series B,
                           8.750% due 10/1/09                                                      868,438
                         Hollinger International Publishing, Inc.:
                           Company Guaranteed:
  1,300,000       Ba3*       9.250% due 2/1/06                                                   1,319,500
  2,070,000       Ba3*       9.250% due 3/15/07                                                  2,111,400
  3,406,840       B        Sr. Notes, 12.125% due 11/15/10 (b)                                   2,980,985
  4,550,000       B      Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11                     3,662,750
----------------------------------------------------------------------------------------------------------
                                                                                                10,943,073
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Restaurants -- 0.9%
    885,000       CCC    Advantica Restaurant Group, Sr. Notes,
                           11.250% due 1/15/08                                                $    663,750
    525,000       B      American Restaurant Group, Inc., Company Guaranteed,
                           Series D, 11.500% due 11/1/06                                           475,125
    705,000       CCC+   CKE Restaurants, Inc., Company Guaranteed,
                           9.125% due 5/1/09                                                       595,725
    445,000       B-     Friendly Ice Cream Corp., Company Guaranteed,
                           10.500% due 12/1/07                                                     432,206
    525,000       B+     Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                           10.125% due 12/15/07                                                    511,875
  1,395,000       B+     Sbarro Inc., Company Guaranteed, 11.000% due 9/15/09                    1,276,425
----------------------------------------------------------------------------------------------------------
                                                                                                 3,955,106
----------------------------------------------------------------------------------------------------------
Retail - Food and Drug -- 1.0%
                         Fleming Cos. Inc., Company Guaranteed:
    700,000       B+       10.125% due 4/1/08                                                      549,500
  1,710,000       B        Series D, 10.625% due 7/31/07                                         1,000,350
  1,365,000       BB-    Great Atlantic & Pacific Tea Co., Notes, 7.750% due 4/15/07               996,450
                         Rite Aid Corp.:
  1,845,000       B-       Notes, 7.125% due 1/15/07                                             1,254,600
    880,000       B-       Sr. Notes, 7.625% due 4/15/05                                           655,600
----------------------------------------------------------------------------------------------------------
                                                                                                 4,456,500
----------------------------------------------------------------------------------------------------------
Retail Stores -- 3.3%
  1,620,000       B      Advance Stores Co., Inc., Company Guaranteed,
                           Series B, 10.250% due 4/15/08                                         1,721,250
                         The Gap Inc., Notes:
  2,025,000       BB+      5.625% due 5/1/03                                                     2,015,233
    525,000       BB+      8.150% due 12/15/05                                                     509,658
    250,000       BB+      6.900% due 9/15/07                                                      220,266
  1,800,000       BB+      8.800% due 12/15/08                                                   1,809,178
  1,745,000       CCC    J. Crew Operating Corp., Sr. Sub. Notes,
                           10.375% due 10/15/07                                                  1,422,175
  2,177,000       BBB-   J.C. Penney Co., Notes, 9.000% due 8/1/12 (b)                           2,104,843
  1,400,000       B-     Jo-Ann Stores, Inc., Company Guaranteed,
                           10.375% due 5/1/07                                                    1,450,750
    880,000       BB-    The Pep Boys -- Manny Moe Jack, Medium-Term Notes,
                           6.710% due 11/3/04                                                      854,700
  1,944,000       BB     Saks Inc., Company Guaranteed, 9.875% due 10/1/11                       1,914,840
----------------------------------------------------------------------------------------------------------
                                                                                                14,022,893
----------------------------------------------------------------------------------------------------------
Services - Other -- 6.7%
                         Allied Waste Corp., Company Guaranteed, Series B:
  2,580,000       BB-      8.500% due 12/1/08                                                    2,463,900
  1,400,000       BB-      7.875% due 1/1/09                                                     1,309,000
  3,680,000       B+       10.000% due 8/1/09                                                    3,404,000
  2,845,000       BBB-   Avis Group Holdings Inc., Company Guaranteed,
                           11.000% due 5/1/09                                                    3,090,381

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Services - Other -- 6.7% (continued)
    550,000       B-     Home Interiors & Gifts Inc., Company Guaranteed,
                           10.125% due 6/1/08                                                 $    503,250
  1,210,000       BB-    Mail-Well I Corp., Company Guaranteed,
                           9.625% due 3/15/12 (b)                                                  840,950
  4,770,000       Ca*    Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                           11.000% due 11/1/06                                                   3,935,250
    580,000       B-     Petro Stopping Centers L.P., Sr. Notes, 10.500% due 2/1/07                542,300
  3,380,000       Ba2*   SC International Services, Inc., Company Guaranteed,
                           Series B, 9.250% due 9/1/07                                           2,112,500
                         Service Corp. International:
  1,225,000       BB-      Debentures, 7.875% due 2/1/13                                         1,010,625
                           Notes:
  1,365,000       BB-        6.875% due 10/1/07                                                  1,132,950
  1,715,000       BB-        6.500% due 3/15/08                                                  1,397,725
  1,900,000       Ba3*   Spherion Corp., 4.500% due 6/1/05                                       1,560,375
  1,880,000       B+     Stewart Enterprises, Inc., Company Guaranteed,
                           10.750% due 7/1/08                                                    2,068,000
  1,530,000       B      URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09                 1,262,250
    550,000       B      Von Hoffman Corp., Company Guaranteed,
                           10.250% due 3/15/09 (b)                                                 519,750
  1,705,000       B      Williams Scotsman Inc., Company Guaranteed,
                           9.875% due 6/1/07                                                     1,457,775
----------------------------------------------------------------------------------------------------------
                                                                                                28,610,981
----------------------------------------------------------------------------------------------------------
Telecommunications -- 9.6%
  2,170,000       CCC-   AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                           15.628% due 10/1/09                                                     162,750
  1,505,000       CCC    Alamosa PCS Holdings, Inc., Company Guaranteed,
                           step bond to yield 12.701% due 2/15/10                                  112,875
                         AT&T Corp.:
  6,750,000       BBB+     Notes, 6.500% due 3/15/29                                             5,621,528
  5,550,000       BBB+     Sr. Notes, 7.300% due 11/15/11                                        5,366,228
                         AT&T Wireless Services Inc.:
  3,825,000       BBB      Notes, 8.125% due 5/1/12                                              2,950,590
  4,425,000       BBB      Sr. Notes, 7.875% due 3/1/11                                          3,413,002
  1,005,000       Ba2*   Avaya Inc., Secured Notes, 11.125% due 4/1/09                             638,175
  2,955,000(EUR)  B+     Colt Telecom Group PLC, 2.000% due 4/3/07 (b)                           1,324,108
  1,640,000       B3*    Dobson Communications Corp./Sygnet Communications
                           Corp., Sr. Notes, 12.250% due 12/15/08                                1,057,800
  1,555,000       C*     GT Group Telecom Inc., Sr. Discount Notes,
                           step bond to yield 15.233% due 2/1/10 (c)                                   156
    890,000       CCC-   Horizon PCS Inc., Company Guaranteed, step bond to
                           yield 14.482% due 10/1/10                                                40,050
  3,305,000       NR     Metromedia Fiber Network, Inc., Sr. Notes,
                           14.000% due 3/15/07 (c)                                                 908,875

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Telecommunications -- 9.6% (continued)
                         Nextel Communications, Inc.:
  7,355,000       B3*      Sr. Discount Notes, step bond to yield
                             10.637% due 2/15/08                                              $  5,479,475
  1,375,000       B3*      Sr. Notes, 9.375% due 11/15/09                                        1,051,875
  1,460,000       CCC+   Nextel Partners Inc., Sr. Notes,
                           12.500% due 11/15/09                                                  1,029,300
  2,905,000       CCC+   Qwest Capital Funding, Inc., Company Guaranteed,
                           6.875% due 7/15/28                                                    1,118,425
                         Qwest Corp.:
  2,100,000       B-       Debentures, 6.875% due 9/15/33                                        1,438,500
  4,025,000       B-       Notes, 8.875% due 3/15/12 (b)                                         3,521,875
                         Sprint Capital Corp., Company Guaranteed:
  3,250,000       BBB-     6.875% due 11/15/28                                                   1,877,073
  5,550,000       BBB-     8.750% due 3/15/32                                                    3,723,567
  1,420,000(GBP)  C      TeleWest Communications PLC, Sr. Notes,
                           5.250% due 2/19/07 (b)                                                  357,148
----------------------------------------------------------------------------------------------------------
                                                                                                41,193,375
----------------------------------------------------------------------------------------------------------
Textile/Apparel/Shoes -- 1.8%
                         Levi Strauss Co.:
                           Notes:
  1,225,000       BB-        6.800% due 11/1/03                                                  1,084,125
    955,000       BB-        7.000% due 11/1/06                                                    687,600
  1,975,000       BB-      Sr. Notes, 11.625% due 1/15/08                                        1,589,875
  1,060,000       BBB-   Tommy Hilfiger U.S.A., Inc., Company Guaranteed,
                           6.500% due 6/1/03                                                     1,066,159
  1,360,000       B      Tropical Sportswear International Corp., Company Guaranteed,
                           Series A, 11.000% due 6/15/08                                         1,421,200
  1,755,000       CCC+   WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                     508,950
  1,195,000       B-     William Carter Co., Company Guaranteed, Series B,
                           10.875% due 8/15/11                                                   1,321,969
----------------------------------------------------------------------------------------------------------
                                                                                                 7,679,878
----------------------------------------------------------------------------------------------------------
Tower -- 0.5%
                         Crown Castle International Corp.:
  1,760,000       B        Sr. Discount Notes, step bond to yield
                             11.125% due 5/15/11                                                   765,600
  1,845,000       B        Sr. Notes, 10.750% due 8/1/11                                         1,245,375
----------------------------------------------------------------------------------------------------------
                                                                                                 2,010,975
----------------------------------------------------------------------------------------------------------
Transportation - Other -- 0.2%
    960,000       Baa2*  Windsor Petroleum Transport, Notes,
                           7.840% due 1/15/21 (b)                                                  823,888
----------------------------------------------------------------------------------------------------------
Utilities -- 2.9%
                         AES Corp.:
  3,455,000       B+       Sr. Notes, 9.500% due 6/1/09                                          1,813,875
  1,050,000       B-       Sr. Sub. Notes, 10.250% due 7/15/06                                     383,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT+      RATING(a)                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Utilities -- 2.9% (continued)
    525,000       BB+    Avista Corp., Sr. Notes, 9.750% due 6/1/08                           $    488,377
                         Calpine Corp.:
  3,920,000       B+       Company Guaranteed, 8.500% due 5/1/08                                 1,626,800
                           Sr. Notes:
    870,000       B+         8.750% due 7/15/07                                                    378,450
  6,590,000       B+         8.625% due 8/15/10                                                  2,668,950
                         CMS Energy Corp., Sr. Notes:
  1,120,000       B+       7.625% due 11/15/04                                                     913,297
  1,005,000       B+       9.875% due 10/15/07                                                     825,014
  1,750,000       BBB-   Edison Mission Energy, Sr. Notes, 10.000% due 8/15/08                     813,750
  3,150,000       BB-    Orion Power Holdings Inc., Sr. Notes, 12.000% due 5/1/10                2,441,250
----------------------------------------------------------------------------------------------------------
                                                                                                12,353,013
----------------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS AND NOTES
                         (Cost -- $475,703,359)                                                409,548,032
==========================================================================================================

   SHARES                                         SECURITY                                        VALUE
==========================================================================================================
COMMON STOCK (d) -- 0.0%
Foods - Major Diversified -- 0.0%
     73,499              Aurora Foods Inc.                                                          47,774
----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      3,736              McLeodUSA Inc., Class A Shares                                              1,121
     20,125              Pagemart Nationwide Inc.                                                      201
----------------------------------------------------------------------------------------------------------
                                                                                                     1,322
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
     14,638              Crown Castle International Corp.                                           31,764
----------------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCK
                         (Cost -- $358,553)                                                         80,860
==========================================================================================================
PREFERRED STOCK -- 0.3%
Aerospace and Defense -- 0.1%
      1,700              Northrop Grumman Corp., 7.250%                                            219,776
----------------------------------------------------------------------------------------------------------
Cable and Media -- 0.1%
      4,850              CSC Holdings, Inc., 11.125%                                               318,887
----------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
        198              Viasystems Group Inc.                                                           2
      4,453              Viasystems Inc., Payment-in-Kind, Series B                                     45
----------------------------------------------------------------------------------------------------------
                                                                                                        47
----------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

   SHARES                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
      1,400              Broadwing Communications, Inc.                                       $    143,500
----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      5,800              Global Crossing Holding Ltd., 6.750% (e)                                      290
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.1%
     19,800              Crown Castle International Corp., 6.250%                                  287,100
      1,150              Dobson Communications Corp., Payment-in-Kind,
                           Exchangeable 13.000%                                                     30,188
      4,300              Motorola, Inc.                                                            155,746
----------------------------------------------------------------------------------------------------------
                                                                                                   473,034
----------------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCK
                         (Cost -- $3,369,185)                                                    1,155,534
==========================================================================================================

  WARRANTS                                        SECURITY                                        VALUE
==========================================================================================================
WARRANTS (d) -- 0.0%
Broadcasting -- 0.0%
     14,825              UIH Australia Pacific, Inc., Expire 5/15/06                                   148
----------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
      1,765              Merrill Corp., Expire 5/1/09                                                  177
----------------------------------------------------------------------------------------------------------
Internet Software/ Services -- 0.0%
      1,705              Cybernet Internet Services International, Inc., Expire 7/1/09                   3
      6,135              WAM!NET Inc., Expire 3/1/05                                                    61
----------------------------------------------------------------------------------------------------------
                                                                                                        64
----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      1,555              GT Group Telecom Inc., Expire 2/1/10                                        1,749
     43,470              Pagemart, Inc., Expire 12/31/03                                               435
      6,975              RSL Communications, Ltd., Expire 11/15/06                                     981
----------------------------------------------------------------------------------------------------------
                                                                                                     3,165
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
      1,155              Horizon PCS Inc., Expire 10/1/10                                               58
      6,725              Iridium World Communications Ltd., Expire 7/15/05 (b)                          67
      1,185              IWO Holdings Inc., Expire 1/15/11                                              12
----------------------------------------------------------------------------------------------------------
                                                                                                       137
----------------------------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $1,383,827)                                                        3,691
==========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2002
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                         SECURITY                                        VALUE
----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
$17,690,000              Merrill Lynch & Co., Inc., 1.820% due 10/1/02;
                           Proceeds at maturity -- $17,690,894; (Fully
                           collateralized by Federal Farm Credit Discount Notes,
                           Federal Home Loan Bank Discount Notes, Federal
                           Home Loan Mortgage Corp. Discount Notes,
                           Federal National Mortgage Association Discount
                           Notes, Student Loan Marketing Association Notes
                           and U.S. Treasury Strips, 0.000% to 9.000%
                           due 3/15/03 to 3/15/29; Market value--
                           $18,172,190) (Cost -- $17,690,000)                                 $ 17,690,000
==========================================================================================================
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $498,504,924**)                                             $428,478,117
==========================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
++    On August 11, 2002, the company filed for bankruptcy.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is currently in default.
(d)   Non-income producing security.
(e)   On January 28, 2002, the company filed for bankruptcy.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      ---------------------------------------------

      EUR -- Euro.
      GBP -- British Pound.

      See page 21 for definitions of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B   -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa     -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $498,504,924)                    $ 428,478,117
  Cash                                                                  981,865
  Interest and dividends receivable                                  11,276,752
  Receivable for securities sold                                      2,950,843
--------------------------------------------------------------------------------
  Total Assets                                                      443,687,577
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     881,246
  Payable for securities purchased                                      657,671
  Management fee payable                                                427,742
  Accrued expenses                                                      110,135
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,076,794
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 441,610,783
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      72,347
  Capital paid in excess of par value                               891,455,204
  Overdistributed net investment income                              (2,903,381)
  Accumulated net realized loss from security transactions
    and foreign currencies                                         (376,989,510)
  Net unrealized depreciation of investments and foreign
    currencies                                                      (70,023,877)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $6.10 per share on 72,346,763 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 441,610,783
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $ 55,414,766
  Dividends                                                             528,206
--------------------------------------------------------------------------------
  Total Investment Income                                            55,942,972
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                             5,742,546
  Shareholder communications                                            105,770
  Shareholder and system servicing fees                                  94,995
  Custody                                                                86,456
  Audit and legal                                                        65,345
  Listing fees                                                           11,374
  Directors' fees                                                         5,182
  Other                                                                  15,618
--------------------------------------------------------------------------------
  Total Expenses                                                      6,127,286
--------------------------------------------------------------------------------
Net Investment Income                                                49,815,686
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 7):
  Realized Loss From:
    Security transactions (excluding short-term securities)         (80,549,450)
    Foreign currency transactions                                      (743,660)
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (81,293,110)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions                                             8,894,313
    Foreign currency transactions                                       395,524
--------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             9,289,837
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (72,003,273)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(22,187,587)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             For the Years Ended September 30,

                                                                 2002                 2001
===============================================================================================
OPERATIONS:
  Net investment income                                     $  49,815,686        $  66,303,792
  Net realized loss                                           (81,293,110)        (135,560,175)
  (Increase) decrease in net unrealized depreciation            9,289,837          (19,553,937)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                      (22,187,587)         (88,810,320)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                       (47,759,275)         (70,580,614)
  Capital                                                      (5,887,863)                  --
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                             (53,647,138)         (70,580,614)
-----------------------------------------------------------------------------------------------
Fund Share Transactions (Note 9):
  Net asset value of shares issued
    for reinvestment of dividends                              10,499,298           13,962,090
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                    10,499,298           13,962,090
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                        (65,335,427)        (145,428,844)
NET ASSETS:
  Beginning of year                                           506,946,210          652,375,054
-----------------------------------------------------------------------------------------------
  End of year*                                              $ 441,610,783        $ 506,946,210
===============================================================================================
*  Includes overdistributed net investment income of:       $  (2,903,381)       $  (3,270,222)
===============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
24                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund adopted this requirement October 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended September 30, 2002, interest income decreased by $473,302, net realized loss decreased by $920,318 and the change in net unrealized depreciation of investments decreased by $447,016. The Fund recorded an adjustment to decrease the cost of securities and increase overdistributed net investment income by $1,244,680 to reflect the cumulative effect of this change up to the date of the adoption.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Citigroup or its affiliates.


--------------------------------------------------------------------------------
26                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $397,493,541
--------------------------------------------------------------------------------
Sales                                                                358,819,149
================================================================================

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  10,511,268
Gross unrealized depreciation                                       (80,538,075)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (70,026,807)
================================================================================

4. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Fund did not hold any futures contracts.

5. Option Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended September 30, 2002, the Fund did not enter into any written call or put option contracts.

6. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
28                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At September 30, 2002, the Fund did not have any open forward foreign currency contracts.

8. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $315,690,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                     2003          2004          2007          2008         2009           2010
===================================================================================================
Carryforward
  amounts        $16,016,000   $38,118,000   $11,075,000   $39,806,000   $69,257,000   $141,418,000
===================================================================================================

9. Capital Shares

At September 30, 2002, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

Capital stock transactions were as follows:

                                         Year Ended                  Year Ended
                                     September 30, 2002          September 30, 2001
                                   ----------------------      ----------------------
                                    Shares       Amount         Shares       Amount
=====================================================================================
Shares issued on reinvestment      1,460,183  $10,499,298      1,659,328  $13,962,090
=====================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                             2002          2001          2000          1999          1998
===========================================================================================================
Net Asset Value, Beginning of Year      $    7.15     $    9.42     $   10.45     $   11.24     $   12.43
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(1)                   0.66          0.94          1.06          1.03          1.08
  Net realized and unrealized loss(1)       (0.96)        (2.20)        (1.13)        (0.79)        (1.14)
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.30)        (1.26)        (0.07)         0.24         (0.06)
-----------------------------------------------------------------------------------------------------------
Gain From Repurchase of
  Treasury Stock                               --            --          0.05            --            --
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.67)        (1.01)        (1.01)        (1.03)        (1.13)
  Capital                                   (0.08)           --            --         (0.00)*          --
-----------------------------------------------------------------------------------------------------------
Total Distributions                         (0.75)        (1.01)        (1.01)        (1.03)        (1.13)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year            $    6.10     $    7.15     $    9.42     $   10.45     $   11.24
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(2)                           (8.20)%       (7.85)%        9.75%        (9.36)%       (1.65)%
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(2)                        (4.85)%      (14.25)%        0.98%         2.74%        (0.58)%
-----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)                $     442     $     507     $     652     $     755     $     810
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.23%         1.26%         1.22%         1.20%         1.18%
  Net investment income(1)                  10.04         11.22         10.21          9.28          8.81
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        77%           83%           69%           83%           98%
-----------------------------------------------------------------------------------------------------------
Market Value, End of Year               $    6.00     $   7.290     $   8.938     $   9.125     $  11.125
===========================================================================================================

(1)   Without the adoption of the change in the accounting method discussed in
      Note 1 to the financial statements, for the year ended September 30, 2002, those amounts would have been $0.68, $0.98 and 10.13% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

*     Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 2002:

      o     A corporate dividends received deduction of 1.08%.


--------------------------------------------------------------------------------
30                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. ("Fund") as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                /s/ KPMG LLP


New York, New York
November 13, 2002


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                         Income      Dividend
                             NYSE       Net Asset       Dividend   Reinvestment
                        Closing Price     Value           Paid         Price
================================================================================
2001
  October 24                $7.94         $8.99          $0.0840      $8.200
  November 20                7.88          8.61           0.0840       7.880
  December 26                8.06          8.99           0.0840       8.477
  December 29                8.19          8.50           0.0290       8.500
  January 23                 9.31          9.04           0.0840       9.040
  February 20                9.51          9.07           0.0840       9.070
  March 27                   9.04          8.66           0.0840       8.660
  April 24                   8.85          8.38           0.0810       8.410
  May 22                     9.00          8.41           0.0810       8.550
  June 26                    8.17          7.87           0.0810       7.870
  July 24                    8.30          7.78           0.0780       7.890
  August 28                  8.08          7.78           0.0780       7.780
  September 25               7.13          7.23           0.0780       7.200
2002
  October 23                 7.28          7.24           0.0700       7.240
  November 27                7.74          7.42           0.0700       7.420
  December 24                7.24          7.26           0.0700       7.260
  January 23                 7.63          7.27           0.0650       7.270
  February 19                7.27          7.07           0.0650       7.070
  March 19                   7.50          7.13           0.0650       7.130
  April 23                   7.18          7.13           0.0570       7.130
  May 28                     7.12          7.02           0.0570       7.020
  June 25                    6.33          6.71           0.0570       6.240
  July 23                    5.55          6.31           0.0570       5.810
  August 27                  6.18          6.25           0.0570       6.210
  September 24               5.87          6.12           0.0570       6.060
================================================================================


--------------------------------------------------------------------------------
32                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Additional Information (unaudited)
--------------------------------------------------------------------------------

Information about Directors and Officers

The business and affairs of the High Income Opportunity Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund's transfer agent (PFPC Global Fund Services at 1-800-331-1710).

                                                                                                   Number of
                                                        Term of                                   Portfolios
                                                        Office*            Principal                in Fund          Other
                                    Position(s)       and Length         Occupation(s)              Complex      Directorships
                                     Held with          of Time           During Past              Overseen        Held by
Name,  Address and Age                 Fund             Served            Five Years              by Director      Director
------------------------------------------------------------------------------------------------------------------------------
Non-Interested
Directors:

Lee Abraham                          Director            Since       Retired; Former                  28         Signet Group
13732 LeHavre Drive                                      1999        Chairman and CEO of                              PLC
Frenchman's Creek                                                    Associated Merchandising
Palm Beach Gardens, FL 33410                                         Corp., a major retail mer-
Age 74                                                               chandising organization.
                                                                     Former Trustee of Galey
                                                                     & Lord, Liz Claiborne,
                                                                     R.G. Barry Corporation
                                                                     and eNote.Com Inc.

Allan J. Bloostein                   Director            Since       President of Allan               35            Taubman
27 West 67th Street, Apt. 5FW                            1999        Bloostein Associates, a                     Centers Inc.
New York, NY 10023                                                   consulting firm.
Age 72                                                               Former Director of
                                                                     CVS Corporation

Jane F.  Dasher                      Director            Since       Controller of PBK                28             None
Korsant Partners                                         1999        Holdings Inc., a family
283 Greenwich Avenue                                                 investment company
3rd Floor
Greenwich, CT 06830
Age 52

Donald R. Foley                      Director            Since       Retired                          28             None
3668 Freshwater Drive                                    1993
Jupiter, FL 33477
Age 79

Richard E. Hanson,  Jr.              Director            Since       Retired; Former Head of          28             None
2751 Vermont Route 140                                   1999        the New Atlanta Jewish
Poultney, VT 05764                                                   Community High School
Age 60

Dr. Paul Hardin                      Director            Since       Professor of Law &               36             None
12083 Morehead                                           1996        Chancellor Emeritus at
Chapel Hill, NC 27514-8426                                           the University of
Age 70                                                               North Carolina

Roderick C. Rasmussen                Director            Since       Investment Counselor             28             None
9 Cadence Court                                          1993
Morristown, NJ 07960
Age 75


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             33

--------------------------------------------------------------------------------
Additional Information (unaudited) (continued)
--------------------------------------------------------------------------------

                                                                                                   Number of
                                                        Term of                                   Portfolios
                                                        Office*            Principal                in Fund          Other
                                    Position(s)       and Length         Occupation(s)              Complex      Directorships
                                     Held with          of Time           During Past              Overseen        Held by
Name,  Address and Age                 Fund             Served            Five Years              by Director      Director
------------------------------------------------------------------------------------------------------------------------------
John P.  Toolan                      Director            Since       Retired                          28         Director John
7202 Southeast Golf Ridge Way                            1993                                                    Hancock Funds
Hobe Sound, FL 33455
Age 71

Interested Director:

R. Jay Gerken                        Director/           Since       Managing Director of             222            None
SSB                                  Chairman            2002        Salomon Smith Barney Inc.
125 Broad Street                                                     ("SSB")
9th Floor
New York, NY 10004
Age 51

----------

* Directors are elected until the Portfolio's next annual meeting and until their successors are elected and qualified.

Officers:

Lewis E. Daidone                     Senior Vice         Since       Managing Director of             N/A             N/A
SSB                                  President           1993        SSB; Chief Financial
125 Broad Street                     and Chief                       Officer of Smith Barney
11th Floor                           Administrative                  Mutual Funds; Director
New York, NY 10004                   Officer                         and Senior Vice President
Age 44                                                               of Smith Barney Fund
                                                                     Management LLC
                                                                     ("SBFM") and Travelers
                                                                     Investment Adviser, Inc.
                                                                     ("TIA")

Richard L. Peteka                    Chief               Since       Director and Head of             N/A             N/A
SSB                                  Financial           2002        Internal Control for
125 Broad Street                     Officer and                     Citigroup Asset Manage-
11th Floor                           Treasurer                       ment U.S. Mutual Fund
New York, NY 10004                                                   Administration from
Age 41                                                               1999-2002; Vice President,
                                                                     Head of Mutual Fund
                                                                     Administration and
                                                                     Treasurer at Oppenheimer
                                                                     Capital from 1996-1999

Kaprel Ozsolak                       Controller          Since       Vice President of SSB            N/A             N/A
SSB                                                      2002
125 Broad Street
9th Floor
New York, NY 10004
Age 36

Christina T. Sydor                   Secretary           Since       Managing Director of             N/A             N/A
SSB                                                      1993        SSB; General Counsel
300 First Stamford Place                                             and Secretary of
4th Floor                                                            SBFM and TIA
Stamford, CT 06902
Age 51


--------------------------------------------------------------------------------
34                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             35

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                              --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
36                                            2002 Annual Report to Shareholders

--------------------------------------------------------------------------------

HIGH INCOME

Opportunity Fund Inc.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC
333 W. 34th Street
New York, New York 10001

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

           [LOGO]

            HIO
           Listed
            NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY
FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD0802 11/02
02-4047